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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


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                              FORM 8-K

                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  SEPTEMBER 23, 1997

                       VALASSIS COMMUNICATIONS, INC.
          (Exact name of registrant as specified in its charter)

     DELAWARE                     1-10991                      38-2760940
-------------------              ---------                   -------------
(State or other           (Commission File Number)           (IRS Employer
 jurisdiction                                               Identification No)
 of incorporation)


   19975 Victor Parkway, Livonia, Michigan                    48152
  ------------------------------------------                ---------
   (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:  313-591-3000





















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Item 4.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 23, 1997, Valassis Communications, Inc. (the "Registrant") engaged Deloitte & Touche LLP, independent certified public accountants ("Deloitte"), as the Registrant's principal accountants to audit the Registrant's financial statements for the year ending December 31, 1997. Such new accounting firm was engaged in replacement of Ernst & Young LLP, independent auditors ("Ernst & Young"), who had previously been engaged for the same purpose, and whose dismissal was effective the same date. The decision to change the Registrant's accountants was approved by the Audit Committee of the Registrant's Board of Directors, was ratified by the Registrant's Board of Directors and was based on the Registrant's desire to appoint a new independent auditor after its former majority stockholder, Conpress International (Netherlands Antilles) N.V., (with whom Ernst & Young has had a long-standing working relationship) sold all of its shares of common stock in the Registrant. Such sale took place in July, 1997.

     The reports of Ernst & Young on the Registrant's financial statements for the past two fiscal years ended December 31, 1996 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the last two years ended December 31, 1996 and in the subsequent interim period, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

     The Registrant has provided Ernst & Young with a copy of the disclosures made herein and has requested Ernst & Young to furnish a letter addressed to the Securities and Exchange
Commission stating whether it agrees with the above statements. A copy of this letter dated September 30, 1997 is filed as Exhibit
16.1 to this Form 8-K.

Item 7.	FINANCIAL STATEMENTS AND EXHIBITS

     Letter of Ernst & Young LLP (Exhibit 16.1).









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                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  VALASSIS COMMUNICATIONS, INC.


                                  By:   /s/ Robert L. Recchia
                                       -------------------------
                                         Robert L. Recchia
                                         Chief Financial Officer


Dated:  September 30, 1997










































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                          INDEX TO EXHIBITS


     EXHIBIT NUMBER                            DESCRIPTION



          1.                        Underwriting Agreement
                                    [Not applicable]

          2. Plan of acquisition, reorganization, arrangement, liquidation or succession [Not applicable]

          4. Instruments defining the rights of security holders, including indentures [Not applicable]

         16.1 Letter dated September 30, 1997 from Ernst & Young LLP, the former independent certified public accountant for the Company

         17.                        Letter re director resignation [Not
                                    applicable]

         20.                        Other documents or statements to
                                    security holders [Not applicable]

         23.                        Consents of experts and counsel [Not
                                    applicable]

         24.                        Power of attorney [Not applicable]

         27.                        Financial Data Schedule [Not
                                    applicable]

         99.                        Additional Exhibits
                                    None.

















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                                                EXHIBIT 16.1



September 30, 1997


EXHIBIT 16.1 TO FORM 8-K


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549



We have read Item 4 of Form 8-K dated September 30, 1997, of Valassis Communications, Inc. and are in agreement with the statements contained in the second sentence of the first paragraph and the second, third and fourth paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                         /s/ Ernst & Young LLP